Delaware Group Global & International Funds

Delaware Global Value Fund

Supplement to the Fund's Prospectuses dated March 30, 2007

Effective 60 days after the date of this supplement, the investment strategies for the domestic equity segment of Delaware Global Value Fund will change. In addition, Zoë A. Neale, Edward A. "Ned" Gray, CFA, and Todd A. Bassion, CFA will assume portfolio management responsibilities for the Fund's domestic equity segment.

The following replaces the section entitled "What are the Fund's main investment strategies?" on page 7.

What are the Fund's main investment strategies? Delaware Global Value Fund seeks to achieve its objective by investing primarily in U.S. and non-U.S. companies, which may include companies located or operating in established or emerging countries. Under normal circumstances, the Fund will invest at least 65% of its total assets in equity securities of issuers located throughout the world, including the United States, and the Fund will invest at least 40% of its net assets in non-U.S. securities.

The Fund may invest in companies across all market capitalizations, although the Fund will typically invest in mid- and large-cap equity securities. More than 25% of the Fund's total assets may be invested in the securities of issuers located in the same country; however, the Fund will limit investments in emerging-markets securities to 10% of the Fund's net assets.

In selecting investments for the Fund:

  The portfolio management team searches for undervalued companies that have potential for improvement that is not yet recognized by others in the marketplace. These opportunities may exist because of temporary company-specific problems, or because the companies are in industries that may be out of favor.
  The portfolio management team believes that the potential for exceptional returns can be realized by assembling a global portfolio of fundamentally strong companies that have superior business prospects and that are priced below the portfolio management team's estimate of intrinsic value.
  Fundamental research and analysis are the driving forces behind each security chosen by the portfolio management team. Security selection is based on relative value comparisons, applying the portfolio management team's understanding of industry cycles, global competitors, and company specific variables. The investment process combines quantitative valuation screens with traditional in-depth fundamental analysis, experienced judgment, and patience.
  The portfolio management team places great emphasis on those securities it believes can offer the best long-term appreciation within a three- to five-year horizon. The portfolio management team constructs a portfolio of 60 to 90 holdings on a stock-by-stock basis, and the holdings are diversified across market capitalization, geography, and economic sectors.

The following replaces the section entitled "How we manage the Fund - Our investment strategies" on page 13.

How we manage the Fund - Our investment strategies

The equity securities in which Delaware Global Value Fund may invest include common or ordinary stocks, preferred stocks, rights or warrants to purchase common or ordinary stocks, and securities convertible into common or ordinary stocks. The Fund may also invest in foreign companies through sponsored or unsponsored depositary receipts, which are receipts typically issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign company. The Fund may invest in securities issued in any currency and may hold foreign currency.

When selecting equity securities of global companies for the Fund, the portfolio management team seeks to identify undervalued securities by employing relative value comparisons of industry cycles, global competitors, and company-specific financial variables. The multi-step process used by the portfolio management team blends the latest research software tools and data with traditional fundamental analysis, experienced judgment and patience. The portfolio management team may also invest in small-cap issues from time to time.

Sector and country allocations are a result of the portfolio management team's valuation-driven, bottom-up stock selection process and may vary over time. Subject to this criterion, however, the portfolio management team seeks to diversify portfolios by country and sector by favoring stocks that tend to neutralize portfolio risk exposures without sacrificing upside potential. Given the choice between two stocks with similar valuation potential, the portfolio management team will choose the one which provides better diversification to the portfolio and they will trim industry, sector, and country exposures to limit risk.

While the Fund may purchase securities in any foreign country, including developed, developing, or emerging market countries, it will primarily invest in countries included in the MSCI All Country World Index. With respect to certain countries, investments by an investment company may only be made through investments in closed-end investment companies that in turn are authorized to invest in the securities of such countries.

The Fund may also invest in convertible preferred stocks that offer enhanced yield features, such as preferred equity redemption cumulative stock, and certain other non-traditional equity securities.

The Fund may invest up to 35% of its net assets in U.S. and foreign fixed income securities, including those issued by emerging country companies and foreign governments or their agencies.

In the sections entitled "What are the main risks of investing in the Fund?" beginning on page 8, "The Securities we typically invest in" beginning on page 14, "The risks of investing in the Fund" beginning on page 18, and "Other investment policies and risk considerations - High yield, high-risk securities" beginning on page 44 in the Class A, B, C, and R prospectus and page 35 in the Institutional prospectus, references to Delaware Global Value Fund being able to invest in high yield, high-risk U.S. and foreign fixed income securities are removed.

The references to D. Tysen Nutt Jr., Anthony A. Lombardi, CFA, Robert A. Vogel Jr., CFA, Nikhil G. Lalvani, CFA, and Nashira S. Wynn in the section entitled "Portfolio managers" on page 24 are removed.

Please keep this Supplement for future reference.

This Supplement is dated December 3, 2007.